United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 6, 2008
Boomerang Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10176	22-2306487

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
355 Madison Avenue, Morristown, New Jersey 07960

(Address of principal executive offices)
Registrant’s telephone number, including area code: (973) 538-2247
Digital Imaging Resources, Inc.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 – Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
          (a-b) On February 6, 2008, we completed the acquisition of Boomerang Systems, Inc., a Utah corporation (“Boomerang”) by merger of Boomerang with and into our wholly-owned subsidiary, Boomerang Sub, Inc., a Delaware corporation. By virtue of the merger of Boomerang into our subsidiary, our subsidiary succeeded to the business of Boomerang and acquired all of the operations and assets of Boomerang subject to its liabilities.
          (c-d) Information responsive to these paragraphs of this Item 2.01 was “previously reported”, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in our definitive Schedule 14C filed with the Securities and Exchange Commission on December 21, 2007 (the “Schedule 14C”) and, pursuant to General Instruction B.3. of Form 8-K, is included herein by incorporation by reference.
Section 3 – Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
          (a) On February 6, 2008, we sold an aggregate of 30,000,000 shares (2,000,000 shares after reflecting a one-for-fifteen reverse stock split – see Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year in this Current Report) of our Common Stock, par value $0.001 per share, in a transaction not registered under the Securities Act of 1933, as amended (the “Securities Act”). We realized gross proceeds of $1,800,000 in the transaction and after paying selling commissions of $72,000, we realized net proceeds of $1,728,000. As additional selling compensation, we issued five-year warrants to purchase 750,000 shares (50,000 shares after reflecting the one-for-fifteen reverse stock split) exercisable at a price of $0.08 per share (before reflecting the reverse split). Swartwood, Hesse, Inc. acted as selling agent in the transaction. The transaction was effected in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof and Regulation D thereunder. The information required by paragraphs (a) and (c) through (e) of Item 701 of Regulation S-K was previously reported in our Schedule 14C and is included herein by incorporation by reference.

Section 5 – Corporate Governance and Management
Item 5.01. Changes in Control of Registrant.
          (a-b) On February 6, 2008, a change in control of our company may be deemed to have occurred by virtue of our issuance of 200,000,000 shares (13,333,334 shares after reflecting the one-for-fifteen reverse stock split) of our Common Stock as the merger consideration. Information responsive to paragraphs (a) and (b) of this Item was previously reported in our Schedule 14C and is included herein by incorporation by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (c-e) Effective February 6, 2008, the following persons were elected as executive officers and Directors of our company:

Name	Title
Stanley J. Checketts	Chief Executive Officer and Director
Christopher Mulvihill	President
Amichaim Abramson	Vice President
Joseph R. Bellantoni	Chief Financial Officer
Guy Jardine	Vice President and Director
David Koffman	Director
Paul J. Donohue	Director
Mr. Joseph R. Bellantoni remains our principal financial and accounting officer and a Director of our company.
          Information responsive to paragraphs (c), (e) and (f) of this Item was previously reported in our Schedule 14C and is included herein by incorporation by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)	On February 6, 2008, we filed with the office of the Secretary of State of the State of Delaware:

(i)	a Certificate of Amendment effecting a one-for-fifteen reverse stock split of our outstanding shares of Common Stock,

(ii)	a Certificate of Amendment effecting an increase in our authorized shares of Common Stock to 35,000,000 shares from 25,000,000 shares; and

(iii)	a Certificate of Ownership and Merger merging our wholly-owned Delaware subsidiary, Boomerang Systems, Inc., a Delaware corporation, into us which provided that our corporate name, as the surviving corporation, was changed to Boomerang Systems, Inc.
All of such filings were effective upon filing.
Information relating to the foregoing is included in our Schedule 14C and was previously reported and is included herein by incorporation by reference.
Item 5.06. Change in Shell Company Status.
          On February 6, 2008, we completed the acquisition, through our wholly-owned subsidiary, of the business, operations and assets of Boomerang, subject to its liabilities, which had the effect of us ceasing to be a “shell company” as defined in Rule 12b-2 of the Exchange Act.
          Information responsive to Item 5.06 was previously reported in our Schedule 14C and is included herein by incorporation by reference.
Item 7.01. Regulation FD Disclosure.
          On February 6, 2008, we issued a press release reporting our completion of the acquisition of Boomerang Systems, Inc. A copy of the press release is attached hereto as Exhibit 99.1.
          The information disclosed in this Item 7.01 and the related exhibit are being furnished solely to comply with Regulation FD and are not considered to be “filed” for purposes of Section 18 of the Exchange Act, and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this Current Report on Form 8-K responsive to Item 7.01 and furnishing this information, we make no admission as to the materiality of any information responsive to Item 7.01 in this Current Report on Form 8-K.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

The financial statements of Boomerang are included in the Schedule 14C and have been previously reported and are included herein by incorporation by reference.

(b)	Pro forma financial information.

The pro-forma financial information required in response to this paragraph is included in the Schedule 14C and has been previously reported and are included herein by incorporation by reference.

(c)	Shell company transactions.

The financial statements and pro-forma financial information required to be filed by Item 9.01 are included in the Schedule 14C and have been previously reported and, as permitted by Item 9.01(c) of Form 8-K, are included herein by incorporation by reference.

(d)	Exhibits.
3.01	Certificate of Amendment filed February 6, 2008 effecting a one-for-fifteen reverse stock split of our outstanding Common Stock.

3.02	Certificate of Amendment filed February 6, 2008 effecting an increase in our authorized shares of Common Stock.

3.03	Certificate of Ownership and Merger filed February 6, 2008 effecting a change in our corporate name to Boomerang Systems, Inc.

99.1	Press Release dated February 6, 2008 (furnished, not filed).

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boomerang Systems, Inc.
Dated: February 6, 2008	By:	/s/ Joseph R. Bellantoni
Joseph R. Bellantoni
Chief Financial Officer